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                                                                   EXHIBIT 10.6



                            SUBORDINATION AGREEMENT


         This Subordination Agreement (this "Agreement") is made as of April 11, 1996 among General Parametric Corporation ("Subordinated Creditor"), Fidelity Funding of California, Inc. ("Senior Creditor") and EMCO Recycling Corp. ("Debtor").


                                  WITNESSETH:


         WHEREAS Debtor has executed a promissory note payable to Subordinated Creditor in the amount of $1,950,000.00 dated March 8, 1996 and April 11, 1996 (such promissory note and all renewals, extensions and modifications thereof are referred to herein as the "Subordinate Note"); and

         WHEREAS, Debtor and Senior Creditor have entered into a Loan and Security Agreement (as from time to time supplemented, amended or restated, the "Loan Agreement"), dated August 29, 1995, pursuant to which Senior Creditor has agreed to advance funds to Debtor from time to time, and

         WHEREAS, the execution and delivery of this Agreement by Subordinate Creditor is a condition precedent to Senior Creditor's obligation to advance funds to Debtor pursuant to the Loan Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. As used herein, the terms "Agreement", "Senior Creditor" "Subordinated Creditor", "Debtor", and "Loan Agreement" shall have the meanings assigned to such terms above, and the following terms shall have the following meanings:

        (a) "Insolvency Proceeding" means, with respect to any Person, any voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshaling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement or composition of such person or entity (whether or not pursuant to bankruptcy, insolvency or other similar laws) and any other proceeding under laws for the protection of debtors involving such Person or any of its assets.
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        (b)     "Obligations" means, with respect to any creditor, all debts, liabilities and obligations (of any character whatsoever) of Debtor (whether as principal, surety, endorser, guarantor, accommodation party or otherwise) owed to such creditor now existing or hereafter incurred or arising, whether principal, interest, fees or expenses, direct, contingent, primary, secondary, joint and several, joint or several, or otherwise, and irrespective of the manner in which, or the Person or Persons in whose favor such debts, liabilities, or other obligations may at their inception have been, or may hereafter be, created, or the manner in which such creditor may have acquired rights with respect thereto.

        (c) "Person" means an individual, corporation, partnership, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, court or governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

        (d) "Senior Obligations" means all Obligations of Debtor to Senior Creditor, including without limitation, all Obligations of Debtor under the Loan Agreement.

        (e) "Subordinated Obligations" means all Obligations of Debtor to Subordinated Creditor, including without limitation, all Obligations of Debtor under the Subordinate Note.

        (f) "Termination Date" means the ninetieth day following the earliest date after the date hereof on which all Senior Obligations have been paid in cash and satisfied in full and Senior Creditor has no outstanding commitment (whether or not conditioned on the satisfaction of any condition precedent) to advance or loan monies to Debtor; provided, however, that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by Senior Creditor in connection with an Insolvency Proceeding involving Debtor, as though such payment had not been made.

        Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including, but not limited to, references to promissory notes, loan agreement, guarantees and security documents) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document.

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         2.      SUBORDINATION OF OBLIGATION.  Subordinated Creditor expressly and in all respects subordinates and makes junior and inferior (i) the Subordinated Obligations and the payment and enforcement of the Subordinated Obligations to (ii) the Senior Obligations and the payment and enforcement of the Senior Obligations (including post petition interest whether or not such interest is an allowed claim enforceable against Debtor in an Insolvency Proceeding under applicable law). Except as specifically set forth herein, prior to the Termination Date, Subordinated Creditor shall not accept, receive or collect (by set-off or other manner) any payment or distribution on account of, or ask for, demand or accelerate, directly or indirectly, any Subordinated Obligation, and Debtor shall not make any such payment or distribution.

         3. PERMITTED PAYMENT. Notwithstanding the provisions of Section 2 above. the Subordinated Creditor shall be entitled to collect and receive scheduled payments of interest with respect to the Subordinated Obligations (pursuant to the terms of the agreements with respect thereto as the same are in effect on the date of this Agreement) unless and until an event of default shall have occurred under the Loan Agreement or any other agreement between Debtor and Senior Creditor.

         4. SUBORDINATION OF LIENS. Any liens, charges, security interests, pledges, assignments or other encumbrances securing the Subordinated Obligations are, and will at all times prior to the Termination Date be, subject, subordinate and inferior to all liens, charges, security interests, pledges, assignments and other encumbrances securing the Senior Obligations. Nothing contained herein shall be construed as a consent by Senior Creditor to any liens, charges, security interests, pledges, assignments or other encumbrances prohibited by the Loan Agreement.

         5. ASSETS WRONGLY RECEIVED. If Subordinated Creditor receives any payment or distribution of any kind (whether in cash, securities or other property) in contravention of this Agreement, it shall hold such payment or distribution in trust for Senior Creditor, shall segregate the same from other cash or assets it holds and shall immediately deliver the same to Senior Creditor in the form received by Subordinated Creditor (together with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of noncash property or securities) for, the payment or prepayment of the Senior Obligations.

         6. SPECIFIC PERFORMANCE. Senior Creditor is hereby authorized to demand specific performance of this Agreement at any time when Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it whether or not Debtor has complied with the provisions of this Agreement applicable to it. Debtor and Subordinated Creditor hereby irrevocably waive any defense based upon the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance and waive any requirement of the posting of any bond which might otherwise be required before such remedy of specific performance is granted.

         7. NO ACCELERATION OR INSTITUTION OF COLLECTION PROCEEDINGS. Prior to the Termination Date, Subordinated Creditor shall not accelerate or collect or attempt to collect from Debtor all or any part of Subordinated Obligations, whether through the commencement or joinder of an action or proceeding (judicial or otherwise) or an Insolvency Proceeding, the enforcement of any rights against any property of Debtor, including without limitation any such enforcement by foreclosure, repossession or sequestration proceedings, or otherwise, except where Senior Creditor shall either request in writing that Subordinated Creditor join it in bringing proceedings against Debtor or request in writing that Subordinated Creditor file a claim in connection with any such proceeding.
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         8.    INSOLVENCY PROCEEDINGS, ETC.: POWER OF ATTORNEY.

         (a) Upon any distribution of all or any of the assets of Debtor, the dissolution, winding up, liquidation or reorganization of Debtor, whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of Debtor or otherwise any payment or distribution of any kind (whether in cash, securities or other property) which otherwise would be payable or deliverable upon or with respect to the Subordinated Obligations shall be paid and delivered directly to Senior Creditor for application (in the case of cash) to or as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Obligations until the Senior Obligations (including post petition interest whether or not such interest is an allowed claim enforceable against Debtor in an Insolvency Proceeding under applicable law) shall have been paid in full.

         (b) In the event of any Insolvency Proceeding involving Debtor prior to the Termination Date, Senior Creditor is hereby appointed the attorney-in-fact for Subordinated Creditor with respect to the Subordinated Obligations to take the following actions if Senior Creditor chooses to do so:
(i) demand, sue for, collect and receive any and all such cash or other assets, file any claim, proof of claim or similar instrument, and institute such other proceedings which Senior Creditor may in its sole and absolute discretion deem necessary, advisable or appropriate to have the Subordinated Obligations claim allowed in such Insolvency Proceeding, to collect the Subordinated Obligations, and to enforce the terms of this Agreement, and (ii) to vote for Subordinated Creditor with respect to the Subordinated Obligations.

         9. ASSIGNMENT OF SUBORDINATED OBLIGATIONS. Prior to the Termination Date, Subordinated Creditor shall not (i) transfer, assign, pledge, encumber or otherwise dispose of any right, claim or interest in all or any part of the Subordinated Obligations, (ii) subordinate any of the Subordinated Obligations to any Obligations other than the Senior Obligations; or (iii) permit any amendment or modification to the terms of the Subordinated Obligations or any agreement or document executed in connection therewith, without the prior written consent of Senior Creditor. Subordinated Creditor shall cause each instrument to which it is a party that evidences all or any part of the Subordinated Obligations to bear upon its face a conspicuous statement or legend to the effect that such instrument and the indebtedness evidenced thereby are subordinate to the payment of all Senior Obligations pursuant to this Agreement, and Subordinated Creditor shall, in the case of any Subordinated Obligations to which it is a party that is not evidenced by any instrument, upon Senior Creditor's request, cause such Subordinated Obligations to be evidenced by an appropriate instrument or instruments endorsed with such statement or legend.

         10. OBLIGATIONS HEREUNDER NOT AFFECTED. No action or inaction of Senior Creditor or any other Person, and no change of law or circumstances, shall release or diminish the obligations, liabilities, agreements or duties hereunder of Subordinated Creditor or Debtor, affect this Agreement in any way or afford any party any recourse against Senior Creditor. Without limiting the generality of the foregoing, none of the obligations, liabilities,
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agreements and duties of Subordinated Creditor or Debtor under this Agreement shall be released, diminished, impaired, reduced or affected by the occurrence of any of the following at any time or from time to time, even if occurring without notice to or without the consent of Subordinated Creditor or Debtor (any right of any such parties to be so notified or to require such consent being hereby waived):

         (a) the release by operation of law of Debtor from an obligation to pay any of the Senior Obligations;

         (b) any invalidity, deficiency, illegality, or unenforceability of any of the Senior Obligations or the documents and instruments evidencing, governing or securing the Senior Obligations, in whole or in part, any bar by any stature of limitations or other law to recovery on any of the Senior Obligations, or any defense or excuse for failure to perform on account of force majeure, act of God, casualty, impracticability or other defense or excuse with respect to the Senior Obligations whatsoever;

         (c) the taking or accepting by Senior Creditor of any additional security for or subordination to any or all of the Senior Obligations;

         (d) any release, discharge, surrender, exchange, subordination, nonperfection impairment, modification or stay of actions or lien enforcement proceedings against, or loss of any security at any time existing with respect to, the Senior Obligations,

         (e) the modification or amendment of, or waiver of compliance with, any terms of the documents and instruments evidencing, governing or securing the Senior Obligations;

         (f) the insolvency, bankruptcy or disability of Subordinated Creditor or Debtor or the filing or commencement of any Insolvency Proceeding involving Subordinated Creditor or Debtor or other proceeding with respect thereto;

         (g) any increase or decrease in the amount of the Subordinated Obligations or in the time, manner or terms in accordance with which Debtor is to pay the Subordinated Obligations, or any adjustment, indulgence, forbearance, waiver or compromise that might be granted or given to Debtor with respect to the Subordinated Obligations;

         (h) any neglect, delay, omission, failure or refusal of Senior Creditor to take or prosecute any action for the collection of the Subordinated Obligations or to foreclosure or take or prosecute any action in connection with any instrument or agreement evidencing or securing all or part of the Subordinated Obligations;

         (i) any release of the proceeds of collateral which may come into the possession of Senior Creditor or its affiliates;
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        (j)     any judgment, order or decree by court or governmental agency or authority that a payment or distribution by Debtor to Senior Creditor upon the Senior Obligations is a preference under applicable bankruptcy or similar laws for the protection of creditors or is for any other reason required to be refunded by Senior Creditor or paid by Senior Creditor to any other person;

        (k) the release or discharge for any reason of any other party hereto from any of its obligations under this Agreement;

        (l) any modification of, or waiver of compliance with, any terms of this Agreement with respect to any party hereto; or

        (m) any neglect, delay, omission, failure or refusal of Senior Creditor to take or prosecute any action against any party in connection with this Agreement.

        11. WAIVER. Subordinated Creditor and Debtor hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Obligations and this Agreement, and any requirement that Senior Creditor exhaust any other right or take any action against Subordinated Creditor or Debtor or any other Person, or any collateral.

        12. SUBROGATION. No payment or distribution to Senior Creditor pursuant to the provisions of this Agreement shall entitle Subordinated Creditor to exercise any rights of subrogation in respect thereof prior to the Termination Date. After the Termination Date, and provided that no payments are voidable, Subordinated Creditor shall be subrogated to the rights of Senior Creditor to receive distributions applicable to Senior Obligations to the extent that distributions otherwise payable to Subordinated Creditor have been applied to the payment of Senior Obligations. A distribution made under this Agreement to Senior Creditor, which otherwise would have been made to Subordinated Creditor, is not, as between Subordinated Creditor and Debtor a payment by Debtor to the Subordinated Obligations.

        13. REPRESENTATIONS AND WARRANTIES OF SUBORDINATED CREDITOR. Subordinated Creditor hereby represents and warrants to Senior Creditor that:

                (a) the recitals at the beginning of this Agreement are true and correct in all respects;

                (b) Subordinated Creditor is duly organized, validly existing and in good standing under the laws of the state of its organization or formation and Subordinated Creditor has all requisite power and authority to execute, deliver and perform its obligations under the Agreement;

                (c) the execution, delivery and performance by Subordinated Creditor of this Agreement do not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting Subordinated Creditor or any of its properties,
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and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties;

                 (d) no authorization of or approval or other action by, and no notice to or registration or filing with, any governmental authority or other regulatory body or other Person is required for the due execution, delivery and performance by Subordinated Creditor of this Agreement;

                 (e) this Agreement is a legal, valid and binding obligation of Subordinated Creditor, enforceable against Subordinated Creditor in accordance with its terms except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and by general equitable principles; and

                 (f) there is no action, suite or proceeding pending or, to the knowledge of Subordinated Creditor, threatened against or otherwise affecting Subordinated Creditor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which may materially and adversely affect Subordinated Creditor's financial condition or its ability to perform its obligations hereunder.

         14. NO ORAL CHANGE. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Subordinated Creditor and Senior Creditor, and no waiver of any provision of this Agreement, and no consent to any departure by Subordinated Creditor therefrom, shall be effective unless it is in writing and signed by Senior Creditor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         15. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF CALIFORNIA AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         16. INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

         17. HEADINGS AND REFERENCES. The headings used herein are for purposes of convenience only and shall not be used in construing the provisions hereof. The words "this Agreement," "herein", "hereby", "hereof" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The word "or" is not exclusive. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.
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         18.     ADDITIONAL DOCUMENTATION.  Subordinated Creditor agrees to execute any further instruments and to take all other action which, in Senior Creditor's opinion, may become necessary or appropriate to carry out fully the purposes of this Agreement.

         19. AGREEMENT BY DEBTOR. Debtor hereby agrees to act in compliance with the terms and restrictions of this Agreement and, in particular and without limitation, to make no payment on the Subordinated Obligations to Subordinated Creditor in violation of this Agreement and, upon request of Senior Creditor in accordance with this Agreement, to pay all Subordinated Obligations as they come due to Senior Creditor.

         20. NOTICES. All notices, requests, consents, demands and other communications required or permitted under this Agreement shall be in writing and, unless otherwise specifically provided in such Agreement, shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegram or telex, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified below (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram or telex, upon receipt.

Debtors Address:         EMCO Recycling Corp.
                         P 0 Box 21366
                         Phoenix, AZ 85036

Subordinated Creditor's
Address:                 General Parametrics Corporation
                         1250 Ninth Street
                         Berkeley, CA 94710

Senior Creditor's
Address                  Fidelity Funding of California, Inc.
                         275 East Baker Street, Suite A
                         Costa Mesa, CA 92626

         21. SUCCESSORS AND ASSIGNS. Subordinated Creditor's rights or obligations hereunder may not be assigned or delegated, but this Agreement and such obligations shall pass to and be fully binding upon the successors of Subordinated Creditor, as well as Subordinated Creditor. This Agreement shall apply to and inure to the benefit of the parties hereto and their successors or permitted assigns. Without limiting the generality of the immediately preceding sentence, Senior Creditor may assign or otherwise transfer its rights under this Agreement as provided in the Loan Agreement.
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         22.     COUNTERPARTS.  This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.


         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


Subordinated Creditor:                      Senior Creditor:
General Parametrics Corporation             Fidelity Funding of California, Inc.

By:     GERARD M. JACOBS                    By:     MICHAEL D. HADDAD
        ----------------                            -----------------
Name:   Gerard M. Jacobs                    Name:   Michael Haddad
        ----------------                            -----------------
Title:  President                           Title:  President
        ----------------                            -----------------


Debtor:
EMCO Recycling Corp.

By:     C R McCURDY
        -----------
Name:   C R McCurdy
        -----------
Title:  CFO
        -----------